AMENDMENT NO. 1 TO

                      THE AGREEMENT FOR INVENTORY FINANCING

        AMENDMENT NO. 1 TO THE AGREEMENT FOR INVENTORY FINANCING (this "Amendment") is hereby dated as of April 13, 2000 by and among IBM CREDIT CORPORATION, a Delaware corporation ("IBM Credit"), MTS HOLDING COMPANY, a Delaware corporation ("MTSI"), MICROAGE COMPUTER CENTERS, INC., a Delaware corporation ("MCCI"), MICROAGE TECHNOLOGY SERVICES, L.L.C., a Delaware limited liability company ("MTS") and PINACOR, INC., a Delaware corporation ("Pinacor", and together with, MCCI, MTS and MTSI, the "Customers" and individually a "Customer") and MICROAGE, INC., a Delaware corporation (the "Parent", and together with MTSI, MCCI, MTS and Pinacor, the "Loan Parties"). Notwithstanding the foregoing, and unless otherwise indicated, any obligation of a "Customer" or "Customers" herein shall be the joint and several obligation of MTS, MTSI, MCCI and Pinacor.

                                    RECITALS

        A. Customers, Parent and IBM Credit have entered into that certain Agreement for Inventory Financing dated as of April 13, 2000 (as amended by this Amendment and as further amended, supplemented or otherwise modified from time to time, the "Agreement"). All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement.

        B. Customers have determined that it is in their best interest, in the course of Customers' operations, for MCCI to purchase hardware and software products manufactured or distributed by or bearing any trademark or trade name of International Business Machines Corporation ("IBM") from Pinacor.

        C. Customers have requested that IBM Credit finance its purchase of Products from IBM and Pinacor and IBM Credit is willing to provide such financing to Customers subject to the terms and conditions set forth in this Agreement.

        D. Customers, Parent and IBM Credit desire to make certain other amendments to the Agreement as provided for herein and on the terms hereof.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Loan Parties and IBM Credit hereby agree as follows:

        SECTION 1. MODIFICATION OF AGREEMENT. The Amendment is effective as of April 13, 2000 and, subject to the satisfaction of the conditions precedent set forth in Section 2, the Agreement is hereby amended as follows:

        A. The Agreement is hereby amended by deleting the definition of "Products" in the recitals of the Agreement in its entirety and inserting, in lieu thereof, in Section 1.1 of the Agreement, in the appropriate alphabetical order, the following definition of "Products":

        " 'Products': hardware and software products manufactured or distributed by or bearing any trademark or trade name of International Business Machines Corporation ("IBM") purchased by Customers from IBM or by MCCI from Pinacor.".

        B. Section 1.1 of the Agreement is hereby amended by deleting the definition of "Authorized Locations" in its entirety and substituting, in lieu thereof, the following definition of "Authorized Locations":

        "'Authorized Locations': 4227 Surles Court/IBM Bldg. 685, Durham, North Carolina 27703, (2) 421 West Alameda Drive, Tempe AZ, 85282, (3) 443 West Alameda Drive, Tempe, AZ 85282, and (4) 525 West Alameda Drive, Tempe AZ, 85282; provided, however, any such location shall cease to be an Authorized Location upon a breach of the covenants specified in Section 7.17 hereof, or upon receipt by any Loan Party or any Guarantor of a notice described in Section 7.17.".

        C. Section 1.1 of the Agreement is hereby amended by deleting the definition of "Product Advance" in its entirety and substituting, in lieu thereof, the following definition of "Product Advance":

        "'Product Advance': any advance of funds made by IBM Credit (excluding funds committed to be made by IBM Credit under this Agreement for which Products have not been delivered by IBM to any Customer) for the account of any Customer of IBM or Pinacor, as the case may be, in respect of an invoice delivered or to be delivered by IBM or Pinacor to IBM Credit describing Products purchased by such Customer, including any such advance made as of the date hereof pursuant to the Pre-Petition Inventory Finance Agreement."

        D. Section 2.2 of the Agreement is hereby amended by deleting subsections (A), (C) and (D) in their entirety and substituting, in lieu thereof, the following subsections (A), (C), and (D):

     "(A) SUBJECT TO THE TERMS AND CONDITIONS OF THIS AGREEMENT, IBM CREDIT SHALL MAKE PRODUCT ADVANCES IN CONNECTION WITH CUSTOMERS' PURCHASE OF PRODUCTS UPON AT LEAST A TWO-DAY PRIOR WRITTEN NOTICE FROM IBM OR PINACOR, AS THE CASE MAY BE. EACH CUSTOMER (i) hereby authorizes and directs IBM Credit to pay the proceeds of Product Advances directly to IBM, in respect of invoices delivered by IBM to IBM Credit for such Products, by IBM (ii) hereby authorizes and directs IBM Credit to apply the proceeds of Product Advances to the Customers' Obligations, in respect of invoices delivered by Pinacor to IBM Credit for such Products, and (iii) hereby acknowledges that (x) any delivery to IBM Credit of an invoice by IBM or Pinacor, as the case may be, shall be deemed as a request for a Product Advance by such Customer, and (y) each such Product Advance constitutes a loan by IBM Credit to the Customers pursuant to this Agreement as if the Customers received the proceeds of the Product Advance directly from IBM Credit.";

        "(C) Each Customer acknowledges that IBM Credit does not warrant the Collateral. Customers shall be obligated to pay IBM Credit in full even if the Collateral is defective or fails to conform to the warranties extended by IBM. The Obligations of Customers shall not be affected by any dispute a Customer may have with IBM or Pinacor, as the case may be. No Customer will assert any claim or defense which it may have against IBM or Pinacor against IBM Credit."; and

        "(D) Each Customer hereby authorizes IBM Credit to collect directly from IBM and/or Pinacor, as applicable, any credits, rebates, bonuses or discounts owed by IBM to such Customer ("Supplier Credits"). Any Supplier Credits received by IBM Credit for a Customer may be applied by IBM Credit to the Outstanding Product Advances of such Customer, provided, however in no event shall IBM Credit refund any proceeds of a Supplier Credit until the indefeasible payment in full of all of the Obligations to or on behalf of IBM Credit. Any Supplier Credits collected by IBM Credit shall in no way reduce Customers' debt to IBM Credit in respect of the Outstanding Product Advances until such Supplier Credits are applied by IBM Credit, which in each case shall be applied promptly by IBM Credit; provided, however, that in the event such discount, credit, rebate or bonus must be returned or disgorged or is otherwise unavailable for application, then Customers' Obligations will be reinstated as if such discount, credit, rebate or bonus had never been applied.".

        E. Section 8.8 of the Agreement is hereby amended by adding the following provision to the end thereof:

        "provided, further, that all transactions with Non-Filing Subsidiaries are prohibited other than the transactions expressly contemplated by the Eleris Documents (as defined in the Credit Agreement) and expressly permitted in
Section 8.19.".

        F. The Agreement is hereby modified by deleting Attachment B in its entirety and substituting, in lieu thereof, the Attachment B attached hereto.

        SECTION 2. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of April 13, 2000, and only when, on or before April 24, 2000 (a) IBM Credit shall have received duly executed counterparts of this Amendment and the Acknowledgments and Consents hereto, (b) the following statements shall be true to the satisfaction of IBM Credit:

        (A) the representations and warranties contained in the Agreement and in each Other Document are true and correct in all material respects on and as of such date as though made on and as of such date;

        (B) no Default or Event of Default has occurred and is continuing or after giving effect to this Amendment would result in or would constitute a Default or an Event of Default;

        (C) no event has occurred and is continuing which could reasonably be expected to have a Material Adverse Effect other than the commencement of the Cases;

        (D) the Interim Order shall be in full force and effect and shall not have been vacated, reversed, modified or amended and there shall be no stay of the performance of any obligation of any of the Loan Parties; and

        (E) both before and after giving effect to this Amendment, no Shortfall Amount exists; and

(c) all consents and approvals of the Bankruptcy Court, if necessary or, in the sole and absolute discretion of IBM Credit, advisable shall have been obtained."

        SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE LOAN PARTIES. The Loan Parties represent and warrant as follows:

        (a) Each Loan Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and is duly qualified and authorized to do business and is in good standing in each jurisdiction it presently is engaged in business and is required to be so qualified.

        (b) The execution, delivery and performance by the Loan Parties of this Amendment and the Agreement and Other Documents, as amended hereby, to which it is or is to be a party, and the consummation of the transactions contemplated hereby, are within each Loan Party's powers, have been duly authorized by all necessary corporate or other action and do not (i) contravene any Loan Party's charter, by-laws or other organizational documents, (ii) violate any law, rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), or any order, writ, judgment, injunction, decree, determination or award, binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties or (iv) except for the Liens contemplated under the Agreement, as amended hereby, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries.

        (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by any Loan Party of this Amendment or the Agreement or any of the Other Documents, as amended hereby, to which it is or is to be a party.

        (d) This Amendment has been duly executed and delivered by each Loan Party. This Amendment and each of the Agreement and Other Documents, as amended hereby, to which any Loan Party, is a party are legal, valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with their respective terms.

        (e) There is no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries (including, without limitation, any Environmental Liability) pending or threatened before any court, Governmental Authority or arbitrator that (i) would be reasonably likely to have a Material Adverse Effect (other than the Disclosed Litigation set forth in Attachment B) or (ii) purports to affect the legality, validity or enforceability of this Amendment or any Other Documents, as amended hereby, or the consummation of any of the transactions contemplated hereby.

        SECTION 4. REFERENCE TO AND EFFECT ON THE AGREEMENT. (a) On and after the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Agreement, and each reference in the Other Documents to "the Agreement", thereunder", "thereof" or words of like import referring to the Agreement shall mean and be a reference to the Agreement, as amended by this Amendment.

       (b) The Agreement, and each of the Other Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Agreement and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Agreement and Other Documents, in each case as amended by this Amendment.

       (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of, or an indication of IBM Credit's willingness to amend or waive, any right, power or remedy of IBM Credit under the Agreement or the Other Documents, nor constitute an amendment or waiver of any provision of the Agreement or the Other Documents or the same Sections of the Agreement amended hereby for any date or time period other than specified herein (whether or not such other provisions or compliance with such Sections for another date or time period are effected by the circumstances addressed in this Amendment).

        SECTION 5. COSTS AND EXPENSES. The Loan Parties agree to pay on demand all costs and expenses of IBM Credit in connection with the preparation, execution, delivery and administrations, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for IBM Credit).

        SECTION 6. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same agreement. Delivery of any executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

        SECTION 7. GOVERNING LAW. This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to the principles of the conflicts of laws thereof.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly undersigned, as of the date first above written.

IBM CREDIT CORPORATION                    MTS HOLDING COMPANY



BY: /s/ Ronald J. Bachner                 BY: /s/ Ray L. Storck
    ------------------------------------      ----------------------------------
PRINT NAME: RONALD J. BACHNER             PRINT NAME: /s/ Ray L. Storck
            ----------------------------              --------------------------

TITLE: MANAGER, COMMERCIAL &              TITLE: Vice President and Treasurer
       SPECIALTY FINANCING SALES                 -------------------------------


PINACOR, INC.                             MICROAGE COMPUTER CENTERS, INC.


BY: /s/ Ray L. Storck                     BY: /s/ Ray L. Storck
    ------------------------------------      ----------------------------------

PRINT NAME: /s/ Ray L. Storck             PRINT NAME: /s/ Ray L. Storck
            ----------------------------              --------------------------

TITLE: Vice President and Treasurer       TITLE: Vice President and Treasurer
       ---------------------------------        -------------------------------

MICROAGE, INC.                            MICROAGE TECHNOLOGY SERVICES, L.L.C.



BY: /s/ Ray L. Storck                     BY: /s/ Ray L. Storck
    ------------------------------------      ----------------------------------


                                          BY: MTS Holding Company, Manager
                                              ----------------------------------


PRINT NAME: /s/ Ray L. Storck             PRINT NAME: /s/ Ray L. Storck
            ----------------------------              --------------------------

TITLE: Vice President, CFO and Treasurer  TITLE: Vice President and Treasurer
       ---------------------------------        -------------------------------

                                     CONSENT

                                                      Dated as of April 13, 2000


         The undersigned, each a Guarantor under the Collateralized Guaranty dated as of April 13, 2000 (collectively the "undersigned") in favor of IBM Credit, hereby consents to the attached Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, the Collateralized Guaranty and each Other Document to which the undersigned is a party is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and (b) the Collateralized Guaranty to which each of the undersigned is a party and all of the Collateral described therein do, and shall continue to, secure the payment of the Obligations (in each case, as defined therein).

                                     MCCI HOLDING COMPANY


                                     By: /s/ Ray L. Storck
                                        ----------------------------------------

                                     Print Name: Ray L. Storck
                                                --------------------------------

                                     Title: Vice President and Treasurer
                                           -------------------------------------



                                     MICROAGE TELESERVICES, L.L.C.


                                     By: /s/ Ray L. Storck
                                        ----------------------------------------

                                     By: MTS Holding Company
                                        -------------------------------, Manager

                                     Print Name: Ray L. Storck
                                                --------------------------------

                                     Title: Vice President and Treasurer
                                           -------------------------------------

                                     QUALITY INTEGRATION SERVICES, L.L.C.


                                     By: /s/ Ray L. Storck
                                        ----------------------------------------

                                     By: MTS Holding Company
                                        -------------------------------, Manager

                                     Print Name: Ray L. Storck
                                                --------------------------------

                                     Title: Vice President and Treasurer
                                           -------------------------------------



                                     MAXSOURCE, L.L.C.


                                     By: /s/ Ray L. Storck
                                        ----------------------------------------

                                     By: MTS Holding Company
                                        -------------------------------, Manager

                                     Print Name: Ray L. Storck
                                                --------------------------------

                                     Title: Vice President and Treasurer
                                           -------------------------------------


                                     MICROAGE L&D L.L.C.


                                     By: /s/ Ray L. Storck
                                        ----------------------------------------

                                     By: MicroAge Computer Centers, Inc.
                                        -------------------------------, Manager

                                     Print Name: Ray L. Storck
                                                --------------------------------

                                     Title: Vice President and Treasurer
                                           -------------------------------------


                                     MICROAGE OF CALIFORNIA, INC.


                                     By: /s/ Ray L. Storck
                                        ----------------------------------------

                                     Print Name: Ray L. Storck
                                                --------------------------------

                                     Title: Vice President and Treasurer
                                           -------------------------------------

                                     MCSS, INC.


                                     By: /s/ Ray L. Storck
                                        ----------------------------------------

                                     Print Name: Ray L. Storck
                                                --------------------------------

                                     Title: Vice President and Treasurer
                                           -------------------------------------


                                     ELERIS, INC.


                                     By: /s/ Ray L. Storck
                                        ----------------------------------------

                                     Print Name: Ray L. Storck
                                                --------------------------------

                                     Title: Treasurer
                                           -------------------------------------


                                     PINACOR LOGISTICS SERVICES, INC.


                                     By: /s/ Ray L. Storck
                                        ----------------------------------------

                                     Print Name: Ray L. Storck
                                                --------------------------------

                                     Title: Vice President and Treasurer
                                           -------------------------------------


                                     COMPLETE DISTRIBUTION, INC.


                                     By: /s/ Ray L. Storck
                                        ----------------------------------------

                                     Print Name: Ray L. Storck
                                                --------------------------------

                                     Title: Vice President and Treasurer
                                           -------------------------------------

                                     CONTRACT PC, INC.


                                     By: /s/ Ray L. Storck
                                        ----------------------------------------

                                     Print Name: Ray L. Storck
                                                --------------------------------

                                     Title: Vice President and Treasurer
                                           -------------------------------------


                                     CONNECTWORKS, INC.


                                     By: /s/ Ray L. Storck
                                        ----------------------------------------

                                     Print Name: Ray L. Storck
                                                --------------------------------

                                     Title: Vice President and Treasurer
                                           -------------------------------------


                                     PHOENIX CONNECTIONS, INC.


                                     By: /s/ Michele A. Hughes
                                        ----------------------------------------

                                     Print Name: Michele A. Hughes
                                                --------------------------------

                                     Title: President
                                           -------------------------------------


                                     MICROAGE ADMINISTRATION, INC.


                                     By: /s/ Ray L. Storck
                                        ----------------------------------------

                                     Print Name: Ray L. Storck
                                                --------------------------------

                                     Title: Vice President and Treasurer
                                           -------------------------------------

                                     MICROAGE TECHNOLOGIES, INC.


                                     By: /s/ Ray L. Storck
                                        ----------------------------------------

                                     Print Name: Ray L. Storck
                                                --------------------------------

                                     Title: Vice President and Treasurer
                                           -------------------------------------


                                     MICROAGE VENTURES, INC.


                                     By: /s/ Ray L. Storck
                                        ----------------------------------------

                                     Print Name: Ray L. Storck
                                                --------------------------------

                                     Title: Vice President and Treasurer
                                           -------------------------------------


                                     MICROAGE PAYMASTER, INC.


                                     By: /s/ Ray L. Storck
                                        ----------------------------------------

                                     Print Name: Ray L. Storck
                                                --------------------------------

                                     Title: Vice President and Treasurer
                                           -------------------------------------


                                     INTRACOM MARKETING, INC.


                                     By: /s/ Ray L. Storck
                                        ----------------------------------------

                                     Print Name: Ray L. Storck
                                                --------------------------------

                                     Title: Vice President and Treasurer
                                           -------------------------------------

                                     PCCLEARANCE, INC.


                                     By: /s/ Ray L. Storck
                                        ----------------------------------------

                                     Print Name: Ray L. Storck
                                                --------------------------------

                                     Title: Vice President and Treasurer
                                           -------------------------------------


                                     MICROAGE INFOSYSTEMS SERVICES, INC.


                                     By: /s/ Ray L. Storck
                                        ----------------------------------------

                                     Print Name: Ray L. Storck
                                                --------------------------------

                                     Title: Vice President and Treasurer
                                           -------------------------------------


                                     PRITECH SOLUTIONS, INC.


                                     By: /s/ Ray L. Storck
                                        ----------------------------------------

                                     Print Name: Ray L. Storck
                                                --------------------------------

                                     Title: Vice President and Treasurer
                                           -------------------------------------


                                     MICROAGE GOVERNMENT, INC.


                                     By: /s/ Ray L. Storck
                                        ----------------------------------------

                                     Print Name: Ray L. Storck
                                                --------------------------------

                                     Title: Vice President and Treasurer
                                           -------------------------------------

                                     ECADVANTAGE, INC.


                                     By: /s/ Ray L. Storck
                                        ----------------------------------------

                                     Print Name: Ray L. Storck
                                                --------------------------------

                                     Title: Vice President and Treasurer
                                           -------------------------------------

                                 ACKNOWLEDGMENT


        The undersigned, Citibank, N.A., as Administrative Agent on behalf of the Lenders under the Credit Agreement (as defined in the Agreement) acknowledges receipt of a copy of the foregoing amendment to the Agreement for Inventory Financing, dated as of April 13, 2000 (as amended, supplemented or otherwise modified from to time, the "Agreement") between IBM Credit Corporation, MTS Holding Company, MicroAge Computer Centers, Inc., MicroAge Technology Services, L.L.C., Pinacor, Inc. and MicroAge, Inc., and consents to the terms thereof.


Executed this 24th day of April 2000.

                                     CITIBANK, N.A., as Administrative Agent



                                     By: /s/ Miles D. McManus
                                        ----------------------------------------

                                     Title: Vice President
                                           -------------------------------------